UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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 QNB Corp.

(Name of Registrant as Specified In Its Charter)

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Proxy Statement April 15, 2014

P.O. Box 9005 Quakertown, PA 18951-9005 TEL (215)538-5600 FAX (215)538-5765

April 15, 2014

Dear Fellow Shareholder:

You are invited to attend QNB Corp.’s 2014 Annual Meeting of Shareholders on Tuesday, May 27, 2014. The meeting will be held at the offices of QNB Bank, 320 West Broad Street, Quakertown, Pennsylvania at 11:00 a.m., Eastern time. Enclosed are the notice of the annual meeting, proxy statement and proxy card for the annual meeting. Our 2013 Annual Report on Form 10-K accompanies these enclosures.

At this year's annual meeting, you are being asked to elect the four Class II director nominees of the Board of Directors and to ratify the Audit Committee’s appointment of ParenteBeard LLC as QNB Corp.’s independent registered public accounting firm for 2014. These proposals are fully described in the accompanying proxy statement, which you are urged to read carefully.

YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY ENDORSED THE NOMINEES FOR ELECTION. WE RECOMMEND THAT YOU VOTE "FOR" ALL FOUR NOMINEES AND “FOR” THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2014.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend, you can ensure that your shares are represented at the meeting by promptly voting and submitting your proxy by completing, signing, dating and returning your proxy card in the enclosed envelope.

If you have any questions with regard to the annual meeting, please contact Jean Scholl at (215) 538-5600, extension 5719.

Thank you for your cooperation and continuing support.

Sincerely,

David W. Freeman

Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

QNB CORP.

TO BE HELD ON MAY 27, 2014

TO OUR SHAREHOLDERS:

The 2014 Annual Meeting of the Shareholders of QNB Corp. will be held at the offices of QNB Bank, 320 West Broad Street, Quakertown, Pennsylvania on Tuesday, May 27, 2014, beginning at 11:00 a.m., Eastern time, for the purpose of considering and acting upon the following matters:

(1)	election of the four Class II director nominees of the Board of Directors;

(2)	ratification of the appointment of ParenteBeard LLC as QNB’s independent registered public accounting firm for 2014; and

(3)	such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors fixed the close of business on March 31, 2014 as the record date for the purpose of determining those shareholders entitled to notice of, and to vote at, the annual meeting, either in person or by proxy.

All shareholders are cordially invited to attend the annual meeting. Whether or not you plan to attend the annual meeting, you are requested to complete, date and sign the proxy card, and return it promptly in the enclosed envelope provided. At any time prior to the proxy being voted, it is revocable by written notice to QNB in accordance with the instructions set forth in the enclosed proxy statement, including by voting at the meeting in person.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 27, 2014: Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the 2014 Annual Meeting of Shareholders are available on the Internet. The proxy statement, the proxy card and the 2013 Annual Report to Shareholders on Form 10-K are available at www.qnbbank.com under the “Investor Relations” link.

If you plan to attend the annual meeting, please bring photo identification. If your shares are held in the name of a broker or other nominee, please bring with you a letter (and a legal proxy if you wish to vote your shares) from the broker or nominee confirming your ownership as of the record date.

By Order of the Board of Directors,

Lucy P. N. Sharp, Esq.

Secretary

Quakertown, Pennsylvania

 April 15, 2014

15 North Third Street

P.O. Box 9005

Quakertown, Pennsylvania 18951

(215) 538-5600

PROXY STATEMENT

2014 ANNUAL MEETING OF SHAREHOLDERS – MAY 27, 2014

This proxy statement is being furnished to holders of the common stock, par value $0.625 per share, of QNB Corp. (herein referred to as QNB or the Corporation) in connection with the solicitation of proxies by the Board of Directors for use at the 2014 Annual Meeting of Shareholders.

As of the date of this proxy statement, the Board of Directors knows of no business that will be presented for consideration at the annual meeting other than that referred to in the accompanying Notice of Annual Meeting and described in this proxy statement. As to other business, if any, properly presented at the annual meeting, executed proxies will be voted in accordance with the judgment of the person or persons voting the proxy or the recommendation of the Board of Directors.

The cost of solicitation of proxies will be paid by QNB. QNB will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of QNB’s common stock. In addition to solicitations by mail, directors, officers, and employees of QNB and the Bank may solicit proxies personally, by telephone or other electronic means without additional compensation.

These proxy materials are first being mailed to shareholders on or about April 15, 2014.

Date, Time and Place of Meeting

QNB Corp.’s annual shareholders’ meeting will be held on Tuesday, May 27, 2014, beginning at 11:00 a.m., Eastern time. The meeting will be held at QNB Bank’s (the Bank) offices at 320 West Broad Street, Quakertown, Pennsylvania.

Outstanding Securities; Quorum; Voting Rights; and Record Date

The close of business on March 31, 2014 was fixed as the record date for the purpose of determining those shareholders entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements of the meeting. As of the close of business on the record date, QNB had 3,284,186 shares of common stock issued and outstanding.

Shareholders are entitled to one vote for each share of common stock held of record on the record date with respect to each matter to be voted on at the annual meeting.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the common stock on the record date is necessary to constitute a quorum at the annual meeting. We intend to count as present shares present in person but not voting and shares for which we have received proxies but for which the holders of such shares have withheld votes or abstained. We also intend to count as present shares represented by proxies returned by a broker holding shares for a beneficial owner in nominee or street name even if the shares are not entitled to be voted on a particular proposal because the nominee does not have discretionary voting authority with respect to that proposal and has not received instructions from the beneficial owner (commonly referred to as “broker non-votes”).

QNB’s Bylaws and Pennsylvania law govern the vote needed to elect directors and approve the other matters to be considered at the annual meeting. In the case of the election of the Class II directors, assuming the presence of a quorum, the four candidates receiving the highest number of votes will be elected to the Board of Directors. Assuming the presence of a quorum, a majority of the votes cast at the meeting is required to approve the ratification of the appointment of ParenteBeard LLC as QNB’s registered public accounting firm for 2014. Because they are not considered votes cast, abstentions and broker non-votes have no effect on the matters to be considered at the annual meeting.

You may not vote your shares held by a broker in nominee or “street” name at the annual meeting unless you obtain a legal proxy from your broker or holder of record.

Solicitation of Proxies

The Board of Directors is soliciting proxies for use at QNB’s 2014 Annual Meeting of Shareholders.

Voting and Revocability of Proxies

Shares of common stock represented by properly executed proxies will, unless the proxies have previously been revoked, be voted in accordance with the instructions indicated on the proxies. If no instructions are indicated on the proxies, the shares will be voted FOR the election of QNB’s nominees to the Board of Directors and FOR the appointment of ParenteBeard LLC as QNB’s independent registered public accounting firm for 2014. The Board of Directors does not anticipate that any matters will be presented at the annual meeting other than as set forth in the accompanying Notice of Annual Meeting. In the event that any other matters are properly presented at the annual meeting, proxies will be voted at the discretion of the proxy holders as to such matters upon the recommendation of the Board of Directors.

A shareholder of record who executes and returns a proxy has the power to revoke it at any time before it is voted by delivering to Ms. Lucy P. Sharp, Secretary of QNB, at the offices of QNB, at 320 West Broad Street, P.O. Box 9005 Quakertown, Pennsylvania, 18951, either a written notice of the revocation or a duly executed later-dated proxy, or by attending the annual meeting and voting in person after giving notice of the revocation.

PROPOSAL 1

ELECTION OF THE FOUR CLASS II DIRECTOR NOMINEES

The Board of Directors

QNB’s Articles of Incorporation and Bylaws provide that the Board of Directors consists of ten members divided into three classes, Class I, Class II, and Class III, as nearly equal in number as possible. Edgar L. Stauffer, a current member of the Class II directors, will not stand for re-election, as he has attained the age of 75 prior to the annual meeting and will thus no longer be eligible to serve on the Board. The Board has decided to fill the vacancy left by Mr. Stauffer’s departure. W. Randall Stauffer has been nominated by the Board, at the recommendation of the Nominating Committee of the Board, for election to the Board as a Class II director. The remaining directors constituting Class II have been nominated for re-election at the annual meeting. Directors in Class III and Class I will hold office until the 2015 and 2016 annual meetings, respectively.

The Class II Director Nominees of the Board of Directors

At the annual meeting, four Class II directors will be elected. Each director so elected will hold office until the 2017 Annual Meeting of Shareholders and until his or her successor in office is duly qualified and elected.

To the extent given discretion, the persons named in the accompanying proxy intend to vote FOR each of the nominees listed below. Each nominee has consented to being nominated as a director and, as far as the Board of Directors and management of QNB are aware, will serve as a director if elected. In the event that any nominee should decline to serve or be unable to serve, the persons named in the accompanying proxy may vote for the election of such person or persons as the Board of Directors recommends.

Set forth on the following pages, we include the following information with respect to each director and director nominee:

●	their names and ages;
●	the years they first became directors of QNB and the Bank;
●	their principal occupations and other directorships over the past five years; and
●	a brief discussion of the specific experience, qualifications, attributes or skills that led to our Board’s conclusion that the person should serve as a director.

Voting Requirements

The four director candidates are required to be elected by a plurality of the total votes cast. Thus, the four persons receiving the highest number of votes will be elected. Votes may be cast in favor or withheld for any or all of the nominees.

RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT EACH OF THESE

NOMINEES BE ELECTED AS A CLASS II DIRECTOR.

CURRENT CLASS II DIRECTORS AND NOMINEES FOR THREE YEAR TERM EXPIRING IN 2017

Kenneth F. Brown, Jr.

Director of QNB and the Bank since 1993

Age 58

Mr. Brown is the President of McAdoo & Allen, Inc., a manufacturer of pigment dispersions and high performance coatings (September 1989 to present). Mr. Brown also serves or has served as a Director and Trustee for various local nonprofit organizations including the Upper Bucks YMCA and St. Luke’s Quakertown Hospital. Mr. Brown’s success in building and managing McAdoo and Allen, Inc. along with his prominent role in the community and years of service as a director of QNB give Mr. Brown the qualifications and skills to serve as a director of QNB.

Anna Mae Papso

Director of QNB and the Bank since 2004

Age 70

Ms. Papso retired from West Pharmaceutical Services, Inc., a manufacturer of specialized pharmaceutical packaging and medical device components in 2001. Ms. Papso served as a Corporate Vice President and Chief Financial Officer from 2000 to 2001 and prior thereto as Vice President and Corporate Controller from 1989 to 2000. Ms. Papso’s educational background includes a Bachelor of Science degree in business administration and a Masters of Business Administration, both from Drexel University. The Board believes that Ms. Papso’s financial, business and accounting experience at publicly traded companies as well as her background in public accounting give her the qualifications and skills to serve as a QNB director.

Henry L. Rosenberger

Director of QNB and the Bank since 1984

Age 68

Mr. Rosenberger owns and operates Tussock Sedge Farms and was a Director of Wood Composite Technologies, Inc. (2000 to 2011). Mr. Rosenberger was the President of Rosenberger Companies, Ltd., a cold storage company from 1998 to 2006. Mr. Rosenberger is very active in the local community and served as Board Chairman of Dock Woods Community, Inc., a retirement community, from 1992 to 2002 and was a Director of Dock Woods Community, Inc. from 1978 to December 2002. The Board believes that Mr. Rosenberger’s business experience combined with his years of service on the Board and his prominence in the community give him the qualifications to serve as a director of QNB.

W. Randall Stauffer

Nominated for Director of QNB and the Bank

Age 59

Mr. Stauffer is President of Stauffer Manufacturing Corporation (January 2005 to present), a national distributor of gloves and safety equipment. Mr. Stauffer has been employed at Stauffer Manufacturing since 1976, holding various positions and is part of the fourth generation in the family business. Mr. Stauffer is the managing member of Stauffer Realty Trust, LLC (March 2005 to present), a commercial real estate partnership. Mr. Stauffer is also the managing member of WR and JR Realty, LLC (1987 to present), a residential real estate partnership. Mr. Stauffer’s educational background includes a Bachelor of Science degree in Business Administration from Elizabethtown College. Mr. Stauffer’s business experience and long term involvement with many non-profit organizations in the Upper Perkiomen Valley give him the qualifications to serve as a director of QNB.

Continuing Directors Serving Until 2015 (Class III Directors)

Thomas J. Bisko

Director of QNB since 1986

Director of the Bank since 1985

Age 66

Mr. Bisko served as the Chief Executive Officer of QNB and the Bank from March 1988 to December 2012. Mr. Bisko served as the President of QNB from May 1986 to September 2010 and the President of the Bank from September 1985 to September 2010. Mr. Bisko has also held the position of Treasurer of QNB from February 1986 to December 2012. Prior to joining QNB, Mr. Bisko was an examiner for the Office of the Comptroller of the Currency and a consultant with a firm specializing in the banking industry. Mr. Bisko served on many local Boards including St. Luke’s Quakertown Hospital and the Upper Bucks YMCA. Mr. Bisko’s educational background includes a Bachelor of Science degree in business administration from King’s College. The Board believes Mr. Bisko’s career in banking gives him the qualifications and skills to serve as a QNB director.

Dennis Helf

Chairman of the Board since 2002

Director of QNB since 1997

Director of the Bank since 1996

Age 67

Mr. Helf has been a Registered Investment Advisor since 1995 and has over 30 years of experience investing in community bank stocks. Prior to 1995 Mr. Helf was the managing partner in a law firm and spent 22 years representing five financial institutions in all facets of the law affecting financial institutions with a particular concentration in commercial lending and workouts. Mr. Helf served on the Board of Sellersville Savings & Loan and has long-term involvement with many nonprofit organizations in QNB’s market area. Mr. Helf’s educational background includes a Bachelor of Arts degree from Muhlenberg College, a Juris Doctorate from Villanova School of Law and a Masters in Tax Law from Temple University Law School. The Board believes that Mr. Helf’s extensive legal and business experience in the financial services industry gives him the qualifications and skills to serve as a QNB director.

G. Arden Link

Director of QNB since 2001

Director of the Bank since 1997

Age 74

Mr. Link is the owner of Link Beverages, Inc., a beverage distributor in Coopersburg, PA. Mr. Link is actively involved in various service organizations in the Southern Lehigh area. Mr. Link’s business experience combined with his years of service on the Board and his prominence in the community give him the qualifications to serve as a director of QNB.

Continuing Directors Serving Until 2016 (Class I Directors)

Autumn R. Bayles

Director of QNB and the Bank since December 2012

Age 43

Ms. Bayles is Vice President of Global Operational Excellence for Aramark Corp., a global food and facilities company (March 2013 to present). Prior to that Ms. Bayles served as Aramark Corp’s Vice President of Strategic Development (October 2011 to March 2013). Before joining Aramark Corp. Ms. Bayles was Senior Vice President of Strategic Operations from 2006 to 2011, and Chief Information Officer from 2003 to 2006 for Tasty Baking Company, a consumer packaged goods company. Ms. Bayles’ educational background includes a Bachelor of Science degree in industrial engineering from Lehigh University and a Masters of Business Administration from University of Pennsylvania’s Wharton School. Ms. Bayles’ career has focused on operational improvements and innovative growth opportunities leveraging technology and process changes. The Board believes that Ms. Bayles’ expertise in the areas of business strategy, operations and technology and her experience with a public company give her the qualifications and skills to serve as a QNB director.

David W. Freeman

Director of QNB since December 2012

Director of the Bank since 2010

Age 57

Mr. Freeman has been the Chief Executive Officer of QNB and the Bank from January 2013 to present. Mr. Freeman served as the President of QNB and the Bank from September 2010 to present. Mr. Freeman also served as Chief Operating Officer of QNB and the Bank from September 2010 to December 2012. Prior to joining QNB, Mr. Freeman was the Division President of the Drovers Bank Division of Fulton Bank from March 2002 to March 2010. Mr. Freeman serves on several local Boards including St. Luke’s Hospital, Upper Bucks YMCA and The Bucks County Symphony. Mr. Freeman’s educational background includes a Bachelor of Science degree in business management from Franklin University, a Masters of Business Administration from The Ohio State University and is a graduate of ABA Stonier Graduate School of Banking. The Board believes Mr. Freeman’s career in banking gives him the qualifications and skills to serve as a QNB director.

Gary S. Parzych

Director of QNB and the Bank since 1995

Age 58

Mr. Parzych is the President of Eugene T. Parzych, Inc., a construction company (1980 to present), President of Finland Leasing Company, Inc., a real estate holding company (1986 to present), a Partner in G & T Properties, a real estate holding company (1999 to present) and President of Gargen Incorporated, a sporting goods dealer (2008 to present). Mr. Parzych was a Quakertown School Board director from 1987 to 2004 and is currently a Trustee for the Upper Bucks YMCA. Mr. Parzych also is involved in other service organizations. Mr. Parzych’s business experience and his knowledge of the construction industry along with his years of service as a director provide the Board with valuable industry experience and knowledge of QNB.

EXECUTIVE OFFICERS OF QNB AND/OR THE BANK

The following list sets forth the names of the executive officers of QNB, and other significant employees of the Bank, their respective ages, positions held, recent business experience with QNB and the Bank, and the period they have served in their respective capacities.

David W. Freeman

Age 57; Chief Executive Officer of QNB and the Bank from January 2013 to present; President of QNB and the Bank from September 2010 to present; Chief Operating Officer of QNB and the Bank from September 2010 to December 2012; Division President of the Drovers Bank Division of Fulton Bank from March 2002 to March 2010.

Jennifer L. Frost

Age 38; Senior Vice President, Chief Information Technology Officer from August 2011 to present; Vice President, Director of Operation and Information Technology for Republic Bank, Philadelphia, PA from January 2003 to June 2011.

Bret H. Krevolin

Age 51; Chief Financial Officer of QNB from May 2003 to present; Executive Vice President, Chief Financial Officer of the Bank from January 2000 to present; Senior Vice President, Chief Financial Officer of the Bank from January 1995 to December 1999; Vice President/Controller of the Bank from August 1989 to December 1994.

Scott G. Orzehoski

Age 48; Executive Vice President, Chief Lending Officer of the Bank from July 2011 to present; Senior Vice President, Chief Lending Officer of the Bank from February 2008 to June 2011; Senior Vice President, Commercial Lending Officer of the Bank from January 2002 to July 2011Vice President, Commercial Lending Officer of the Bank from August 1997 to December 2001; Assistant Vice President, Commercial Lending Officer of the Bank from February 1996 to July 1997.

Dale A. Wentz

Age 58; Senior Vice President, Chief Retail Officer of the Bank from October 2008 to present; Vice President, Fairmont Quality Service & Sales Development, Frederick, PA from March 1999 to September 2008.

BENEFICIAL OWNERSHIP OF DIRECTORS AND OFFICERS

The following table sets forth, as of March 31, 2014, the number of shares of common stock, par value $0.625 per share, beneficially owned by each current director and nominee for director, by each named executive officer, and by all directors, nominees and executive officers of QNB and the Bank, as a group. Unless otherwise indicated, shares are held individually and not pledged as security. The address for each person is 320 West Broad Street, P.O. Box 9005, Quakertown, Pennsylvania 18951.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percentage of Class (2)
Autumn R. Bayles	800		*
Thomas J. Bisko	35,520	(3)	1.06%
Kenneth F. Brown, Jr.	150,100	(4)	4.49%
David W. Freeman	7,320	(5)	*
Jennifer L. Frost	61		*
Dennis Helf	34,861	(6)	1.04%
Bret H. Krevolin	22,174	(7)	*
G. Arden Link	10,150	(8)	*
Scott G. Orzehoski	18,085	(9)	*
Anna Mae Papso	3,780		*
Gary S. Parzych	9,947	(10)	*
Henry L. Rosenberger	40,408	(11)	1.21%
Edgar L. Stauffer	105,308	(12)	3.15%
W. Randall Stauffer	21,734	(13)	*
Dale A. Wentz	7,683	(14)	*
Current Directors, Nominees & Executive Officers as a Group (15 persons) * Less than 1.00%	467,931	(15)	13.99%

(1)

The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the SEC and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities as to which the individual has, or shares, voting or investment power or has the right to acquire beneficial ownership within 60 days after March 31, 2014. Beneficial ownership may be disclaimed as to certain of the securities.

(2)	Numbers are rounded-off to the nearest one-hundredth percent.
(3)	Includes 21,402 shares owned jointly by Mr. Bisko with his wife, 325 shares held in her individual capacity, and 8,800 options.
(4)	Includes 148,336 shares owned jointly by Mr. Brown with his wife.
(5)	Includes 5,875 options.
(6)	Includes 22,043 shares owned jointly by Mr. Helf with his wife.
(7)	Includes 11,049 shares owned jointly by Mr. Krevolin with his wife and 11,125 options.
(8)	Includes 7,406 shares owned jointly by Mr. Link with his wife.
(9)	Includes 10,675 options.
(10)	Includes 2,589 shares owned by Mr. Parzych’s wife and 3,129 shares held of record by Eugene T. Parzych, Inc., a construction company owned by Mr. Parzych.
(11)	Includes 1,536 share owned jointly by Mr. Rosenberger with his wifeand 8,796 shares held in her individual capacity.
(12)	Includes 65,034 shares owned jointly by Mr. Stauffer with his wife and 10,664 shares held in her individual capacity.
(13)	Includes 21,734 shares owned by Mr. Stauffer’s wife.
(14)	Includes 5,375 options.
(15)

Includes 61,500 options, in the aggregate which are exercisable within 60 days of the record date; thus, the percentage ownership calculation is based upon an aggregate of 3,345,686 shares outstanding.

GOVERNANCE OF THE CORPORATION

Our Board of Directors believes that the purpose of corporate governance is to ensure that we maximize shareholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices which the Board and senior management believe promote this purpose, are sound and represent best practices. We continually review these governance practices, Pennsylvania law (the state in which we are incorporated), the rules and listing standards of the Nasdaq Stock Market and SEC regulations, as well as best practices suggested by recognized governance authorities.

The structure of the Corporation’s Board leadership consists of an independent non-employee Chairman, Mr. Helf, a non-independent Principal Executive Officer, David W. Freeman, and a majority of independent non-employee directors. The independent directors of the Board meet separately at least twice a year without management present. Additionally, the Corporation has an active Board Committee structure in which members of the Board of Directors attend and actively participate in the following Committees: Investment/Asset & Liability Management Committee, Audit Committee, Compensation Committee, Executive Committee, Loan Committee, Nominating and Governance Committee, Strategic Planning Committee and Wealth Management Committee. The active participation in these Committees in addition to the monthly Board of Directors’ meetings provides the independent members of the Board the necessary insight into the daily operations of the Corporation. The Board believes that this Board leadership structure most effectively represents the best interests of shareholders in maximizing value.

Currently, our Board of Directors has 10 members. Under the rules adopted by the Securities and Exchange Commission and Nasdaq Stock Market for independence, Autumn R. Bayles, Kenneth F. Brown, Jr., Dennis Helf, G. Arden Link, Anna Mae Papso, Gary S. Parzych, Henry L. Rosenberger and Edgar L. Stauffer meet the standards for independence. These directors represent more than a majority of our Board of Directors.

Our Board of Directors determined that the following directors were not independent within the meaning of the rules and listing standards of the Nasdaq Stock Market: David W. Freeman, President and Chief Executive Officer of QNB; and, Thomas J. Bisko, who retired as President and Chief Executive Officer of QNB in December 2012 and accordingly will not be considered independent under Nasdaq Stock Market rules for a period of three years from his retirement.

Our Board of Directors has determined that a lending relationship resulting from a loan made by the Bank to a director would not affect the determination of independence if the loan complies with Regulation O under the federal banking laws. Our Board of Directors also determined that maintaining with the Bank a deposit, savings or similar account by a director or any of the director’s affiliates would not affect the determination of independence if the account is maintained on the same terms and conditions as those available to similarly situated customers. Additional categories or types of transactions or relationships considered by our Board of Directors regarding director independence include, but are not limited to, vendor or contractual relationships with directors or their affiliates.

Risk Management

The management of risk is fundamental to the business of banking and integral to the daily operations of the Corporation. The Board of Directors oversees the Risk Management functions of the Corporation through policies which are reviewed at least on an annual basis and by representation on Loan Committee, and the joint Investment/ Asset & Liability Committee. The minutes from these Committees are reported to the full Board of Directors. Currently, QNB does not have a Chief Risk Officer or an Enterprise Risk Management Committee.

Code of Ethics

We have adopted a Code of Ethics for Directors, officers and employees of QNB and the Bank. It is intended to promote honest and ethical conduct, full and accurate reporting and compliance with laws as well as other matters. A copy of the Code of Ethics is posted on our website at http://www.qnbbank.com .

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS OF QNB AND THE BANK

Set forth below is a list of each of our current Board members and our current Board committee members. The respective chairperson of each of the Board committees is also noted below. Each current director of QNB is also a current member of the Bank’s Board of Directors.

Board Member	Board	Audit	Compensation	Executive	Nominating
Autumn R. Bayles	X	X
Thomas J. Bisko	X			X
Kenneth F. Brown, Jr.	X		X	X	C
David W. Freeman	X			X
Dennis Helf	C		X	C
G. Arden Link	X				X
Anna Mae Papso	X	C
Gary S. Parzych	X
Henry L. Rosenberger	X	X	X		X
Edgar L. Stauffer	X	X	C	X	X

Meetings Held in 2013 C – Chairperson	13	5	1	0	1

All current directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors (held for the period for which he or she has been a director) and the total number of meetings held by all committees of the Board of Directors on which he or she served (during the periods that he or she served).

QNB has no specific policy requiring directors to attend the Annual Meeting of Shareholders; however, director attendance is strongly encouraged. All current members of the Board of Directors, except for Kenneth F. Brown, Jr. were present at the 2013 Annual Meeting of Shareholders. Former director Charles M. Meredith, III was also present at the 2013 Annual Meeting of Shareholders. It is anticipated that all members of the Board of Directors will be attending the 2014 Annual Meeting of Shareholders.

QNB’s Board of Directors established and maintains the following committees, among others:

Audit Committee. The Audit Committee recommends the engagement and dismissal of the independent registered public accounting firm, reviews their annual audit plan and the results of their auditing activities, and considers the range of audit and non-audit fees. It also reviews the general audit plan, scope and results of QNB's procedures for internal auditing. The reports of examination of QNB and its subsidiary by bank regulatory examiners are also reviewed by the Audit Committee. The Audit Committee also reviews all SEC filings and earnings press releases. The Audit Committee meets with management and the auditors prior to the filing of officers’ certifications with the SEC to receive information concerning, among other things, the adequacy of the design and operation of internal controls, including significant deficiencies identified, if any.

All members of the Audit Committee are independent directors pursuant to the rules adopted by the SEC and the corporate governance standards promulgated by the Nasdaq Stock Market. In determining whether a director is independent for purposes of each of the above stated guidelines, the Board of Directors must affirmatively determine that the directors on the Audit Committee do not, among other things, accept any consulting, advisory, or other compensatory fee from QNB. Applying these standards, the Board of Directors has determined that all of the directors on the Audit Committee are independent. The members of QNB’s Audit Committee are Directors Bayles, Papso, Rosenberger and Stauffer.

The Board of Directors has determined that Anna Mae Papso meets the requirements adopted by the SEC and Nasdaq Stock Market for qualification as an Audit Committee financial expert. Ms. Papso has past employment experience as a Corporate Vice President, Chief Accounting Officer and Chief Financial Officer providing her with diverse and progressive financial management experience, as well as expertise in internal controls and U.S. accounting rules and SEC reporting. An Audit Committee financial expert is defined as a person who has the following attributes: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity or accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions.

The identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than those that are imposed on such person as a member of the Audit Committee and the Board of Directors in the absence of such identification. Moreover, the identification of a person as an audit committee financial expert for purposes of the regulations of the SEC does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board of Directors. Additionally, a person who is determined to be an Audit Committee financial expert will not be deemed an “expert” for purposes of Section 11 of the Securities Act of 1933.

The Audit Committee operates under a formal charter that governs its duties and conduct. The Audit Committee Charter is available on our website at www.qnbbank.com .

The Audit Committee has also adopted a Whistleblower Policy to enable confidential and anonymous reporting of questionable accounting or auditing matters, fraudulent activities, or misconduct to the Audit Committee. The policy also is available on our website at www.qnbbank.com .

Compensation Committee. The Compensation Committee's primary functions are to review and approve key executive salaries and salary policy, determine the salary of the Chief Executive Officer and to administer equity compensation plans. In formulating its recommendations for the other executive officers, the Compensation Committee will consider information provided by Mr. Freeman related to subordinate executives. In addition, the Committee reviews the general guidelines on compensation for all employees. The Board of Directors has determined that all of the directors serving on the Compensation Committee are independent for the purposes of the rules adopted by the SEC and the corporate governance standards promulgated by the Nasdaq Stock Market. The Compensation Committee has a formal charter which is available on our website at www.qnbbank.com . The members of the Compensation Committee are Directors Brown, Helf, Rosenberger and Stauffer.

Executive Committee. The Executive Committee is authorized to exercise all of the authority of the Board of Directors in the management of QNB between Board meetings, unless otherwise provided in QNB’s Bylaws. The members of the Executive Committee are Directors Bisko, Brown, Freeman, Helf and Stauffer.

Nominating Committee. The Board of Directors has determined that all of the directors serving on the Nominating Committee are independent for the purposes of the rules adopted by the SEC and the corporate governance standards promulgated by the Nasdaq Stock Market. The principal duties of the Nominating Committee include developing and recommending to the Board criteria for selecting qualified director candidates, identifying individuals qualified to become Board members, evaluating and selecting, or recommending to the Board, director nominees for each election of directors, considering committee member qualifications, appointment and removal, recommending codes of conduct and codes of ethics applicable to the Corporation and providing oversight in the evaluation of the Board and each committee. The Nominating Committee has no formal process for considering director candidates recommended by shareholders, but the Nominating Committee will consider such candidates and its policy is to give due consideration to all candidates. If a shareholder wishes to recommend a director candidate as a possible nominee for the 2015 annual meeting of shareholders, the shareholder should mail the name, background and contact information for the candidate to the Nominating Committee at the Corporation's offices at P.O. Box 9005, Quakertown, PA 18951 no later than February 14, 2015. The Nominating Committee has a formal charter which is available on our website at www.qnbbank.com . Members of the Nominating Committee include Directors Brown, Link, Rosenberger and Stauffer.

In considering individual director candidates, the Nominating Committee considers individuals who, in the judgment of the Committee, would be best qualified to serve on the Board. The Nominating Committee does not specifically consider diversity of gender or ethnicity in fulfilling its responsibilities to select qualified and appropriate director candidates. Instead, the Committee will seek to balance the existing skill sets of current Board members with the need for other diverse skills and qualities that will complement the Corporation’s strategic vision. All director candidates are evaluated based on general characteristics and specific talents and skills needed to increase the Board’s effectiveness. Additionally, all candidates must possess an unquestionable commitment to high ethical standards and have a demonstrated reputation for integrity.

AUDIT COMMITTEE REPORT

Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, QNB’s Audit Committee submits the following report:

Audit Committee Report to Board of Directors

The Board of Directors has formally adopted an Audit Committee Charter setting forth the Committee's duties. The Charter delegates to the Committee responsibility for overseeing QNB's financial reporting process. In that connection, the Committee has discussed and reviewed the Corporation's audited financial statements for 2013 with management and ParenteBeard LLC, QNB's independent registered public accounting firm.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control. ParenteBeard LLC is responsible for expressing an opinion on the conformity of QNB's audited financial statements with generally accepted accounting principles.

In discharging its responsibilities, the Committee's review of the Corporation's financial statements for 2013 included discussion of the quality, not just the acceptability, of the accounting principles used, the reasonableness of significant judgments made, and the clarity, consistency and completeness of disclosures in such financial statements with management and ParenteBeard LLC, as required by PCAOB Auditing Standard No. 16, Communication with Audit Committees.

The Audit Committee has considered the compatibility of non-audit services provided by ParenteBeard LLC with the maintenance of QNB's registered public accounting firm's independence. ParenteBeard LLC has provided written disclosures and a letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding its firm's communications with the Audit Committee concerning independence. These disclosures have been reviewed by the Audit Committee and discussed with management and ParenteBeard LLC.

The Committee discussed with QNB's internal auditors and ParenteBeard LLC the overall scope and plans for their respective audits, and met with both firms, with and without management present, to discuss the results of their examinations, their evaluations of QNB's internal controls and the overall quality of QNB's financial reporting process.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the SEC.

Respectfully submitted, THE AUDIT COMMITTEE Anna Mae Papso, Chairperson Autumn R. Bayles Henry L. Rosenberger Edgar L. Stauffer

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

The Audit Committee has a policy for the pre-approval of services provided by the independent registered public accounting firm. The policy requires the Audit Committee to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit related services, tax services, and other services. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case by case basis. The Audit Committee has delegated to the Chairperson of the Audit Committee authority to pre-approve services not prohibited by law to be performed by our independent registered public accounting firm and associated fees up to a maximum for any one service of $5,000. All of the services related to the Audit Related Fees, Tax Fees, and All Other Fees described below were approved by the Audit Committee pursuant to the pre-approval provisions set forth in applicable rules issued by the SEC and the Audit Committee’s pre-approval policy.

Audit Fees, Audit Related Fees, Tax Fees, and All Other Fees

ParenteBeard LLC was QNB’s independent registered public accounting firm for 2013 and 2012.

Aggregate fees billed to QNB by ParenteBeard LLC for services rendered are presented below.

	2013	2012
Audit fees	$110,810	$110,511
Audit related fees	9,476	8,726
Audit and audit related fees	120,286	119,237
Tax fees	3,535	12,000
All other fees	1,256	32,816
Total fees	$125,077	$164,053

Audit Fees include professional services rendered for the audit of QNB’s annual financial statements and review of financial statements included in Forms 10-Q, or services normally provided in connection with statutory and regulatory filings (i.e., attest services required by FDICIA or Section 404 of the Sarbanes-Oxley Act), including out-of-pocket expenses.

Audit Related Fees include assurance and related services related to the performance of the audit of the employee benefit plan.

Tax Fees include fees billed for the preparation of state and federal tax returns and assistance with calculating estimated tax payments.

All Other Fees would include fees billed for products and services other than the services reported under the Audit Fees, Audit Related Fees, or Tax Fees sections of the table above. These fees relate to assistance for the annual and quarterly XBRL filings.

A representative of ParenteBeard LLC is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement and be available to respond to appropriate questions.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee makes recommendations to the Board of Directors concerning general guidelines on compensation of employees and specific recommendations for Mr. Freeman. The Compensation Committee is composed entirely of the following four independent outside directors: Brown, Helf, Rosenberger and Stauffer. No member of the Compensation Committee during fiscal year 2013 was an officer or employee of the Corporation or its subsidiary or was formerly an officer of the Corporation or its subsidiary. No member of the Compensation Committee had any relationship or transaction with the Corporation requiring disclosure under applicable SEC rules.

EXECUTIVE COMPENSATION

The following table is a summary of the compensation for the past two years earned by the principal executive officer and two other named executive officers:

Summary Compensation Table

						Non-Equity
				Stock	Option	Incentive Plan	All Other
		Salary	Bonus	Awards	Awards	Compensation	Compensation	Total
Name and Position	Year	($)(1)	($)	($)	($)(2)	($)	($)	($)
David W. Freeman	2013	$305,000	$0	$ 0	$11,540	N/A	$33,078 (3)	$349,618
Principal Executive Officer	2012	285,000	28,500	0	12,855	N/A	42,426 (3)	368,781

Bret H. Krevolin	2013	218,274	0	0	9,236	N/A	17,537	245,047
Principal Financial Officer	2012	207,880	20,788	0	11,903	N/A	17,835 (4)	258,406

Scott G. Orzehoski	2013	185,658	0	0	8,815	N/A	15,888 (5)	210,361
Executive Vice President	2012	180,250	18,025	0	11,332	N/A	15,786 (5)	225,393

(1)

“Salary” is the actual base pay compensation paid through December 31, 2013 and 2012, respectively.

The annual base salaries of the named executive officers for 2014 are as follows:

     David W. Freeman         $320,250

     Bret H. Krevolin             $227,005

     Scott G. Orzehoski         $191,228

(2)

The amounts reported in this column reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. This method of reporting uses the fair value of an award on the grant date. All of the option awards vest after a three-year period.

(3)

Includes the Bank's contributions on behalf of Mr. Freeman to the Retirement Savings Plan of $20,400 and $20,000; country club membership dues of $8,995 and $10,835; reimbursement of spousal expenses for conferences, meals and entertainment of $3,683 and $2,772; and reimbursement of relocation and living expenses of $0 and $8,819 for 2013 and 2012, respectively.

(4)

Includes the Bank's contributions on behalf of Mr. Krevolin to the Retirement Savings Plan of $17,462 and $16,630; and reimbursement of spousal expenses for conferences, meals and entertainment of $75 and $1,205 for 2013 and 2012, respectively.

(5)

Includes the Bank's contributions on behalf of Mr. Orzehoski to the Retirement Savings Plan of $14,853 and $14,419; country club membership dues of $920 and $960; and reimbursement of spousal travel and entertainment expense of $115 and $407 for 2013 and 2012, respectively.

Stock Option Grants for 2013

On January 22, 2013, the Corporation granted 3,400, 3,150 and 3000 stock options, exercisable at $23.20 per share, to Mr. Freeman, Mr. Krevolin and Mr. Orzehoski, respectively, under the Corporation’s existing stock option program.

The stock options are all subject to a five-year term and vest after a three-year period from the grant date.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information concerning exercisable and unexercisable stock options held by each named executive officer as of December 31, 2013.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
Option Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date (1)

David W. Freeman	9/8/2010	3,000		0	19.76	9/8/2015
	1/25/2011		3,375	0	20.00	1/25/2016
	1/24/2012		3,375	0	21.35	1/24/2017
	1/22/2013		3,400	0	23.20	1/22/2018

Bret H. Krevolin	4/27/2004	2,500		0	33.25	4/27/2014
	1/18/2005	2,750		0	32.35	1/15/2013
	1/20/2009	3,000		0	17.15	1/20/2014
	2/16/2010	2,750		0	17.25	2/16/2015
	1/25/2011		3,125	0	20.00	1/25/2016
	1/24/2012		3,125	0	21.35	1/24/2017
	1/22/2013		3,150	0	23.20	1/22/2018

Scott G. Orzehoski	4/27/2004	2,500		0	33.25	4/27/2014
	1/18/2005	2,600		0	32.35	1/15/2013
	1/20/2009	2,850		0	17.15	1/20/2014
	2/16/2010	2,600		0	17.25	2/16/2015
	1/25/2011		2,975	0	20.00	1/25/2016
	1/24/2012		2,975	0	21.35	1/24/2017
	1/22/2013		3,000	0	23.20	1/22/2018

(1) Options vest after a 3 year period, commencing upon the date of grant.

Employment Agreement and Change in Control

QNB and Mr. Freeman are parties to an employment agreement that currently automatically renews annually unless either party gives notice of non-renewal at least 90 days prior to the annual renewal date. Under the terms of the employment agreement, Mr. Freeman is to be employed as the President and Chief Executive Officer of QNB and the Bank, at a current annual base salary of $320,250, and shall perform all duties and accept all responsibilities incident to such positions as may be assigned by the Board of Directors. Mr. Freeman may be discharged at any time for cause as defined in the agreement.

If Mr. Freeman's employment is terminated without cause or he terminates employment for specified events of “good reason” (as defined in the agreement) prior to a change in control of QNB or the Bank, Mr. Freeman is entitled to receive his annual base salary then in effect and continuation of health care benefits for a period of 12 months. In the event of Mr. Freeman's death or disability, the agreement will terminate and QNB shall pay either to Mr. Freeman or his dependents any benefits due to him under the employee benefit plan.

The employment agreement also contains change in control features which provides certain benefits to Mr. Freeman in the event of a change in control of QNB or the Bank. Under the Agreement, a change in control includes, among other things, a merger, consolidation, division or disposition of substantially all of the assets of QNB or the Bank, or a purchase by QNB or the Bank of substantially all of the assets of another entity, unless, in either case, the transaction is approved in advance by sixty-six and two-thirds percent or more of the members of the Board of QNB or the Bank who are not interested in the transaction and a majority of the members of the Board of the surviving entity and of the Board of Directors of such entity’s parent corporation, if any, are former members of the Board of QNB or Bank. A change of control also includes the acquisition by a person or group of beneficial ownership of 25% of more of the voting securities of QNB or the Bank. It also includes a situation where, during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of QNB or the Bank cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

In the event that Mr. Freeman’s employment is involuntarily terminated or he terminates employment for specified events of “good reason” (as defined in the agreement) following a change in control of QNB or the Bank, he will receive, a lump-sum cash payment equal to two times Executive’s Annual Base Salary then in effect and the continuation of employer-provided healthcare benefits for two years at the level and cost to Executive and his qualified dependents in effect on the date of Executive’s termination. The agreement further provides that, if this lump sum payment, when added to all other amounts or benefits provided to or on behalf of Mr. Freeman in connection with his termination of employment, would result in the imposition of an excise tax under Section 4999 of the Internal Revenue Code, such payment would be reduced to the extent necessary to avoid such excise tax imposition. The determination of any reduction in the lump sum payment pursuant to the foregoing provisions will be made by QNB’s independent registered public accounting firm.

Change of Control Agreements

QNB and the Bank are parties to change of control agreements with Bret H. Krevolin, Executive Vice President and Chief Financial Officer of the Bank and Scott G. Orzehoski, Executive Vice President and Chief Lending Officer of the Bank. These agreements provide certain benefits to Mr. Krevolin and Mr. Orzehoski in the event that their employment is terminated without cause within three years of a change of control of QNB or the Bank. Under the Agreement, a change in control includes, among other things, a merger, consolidation, division or disposition of substantially all of the assets of QNB or the Bank, or a purchase by QNB or the Bank of substantially all of the assets of another entity, unless, in either case, the transaction is approved in advance by 70% or more of the members of the Board of QNB or the Bank who are not interested in the transaction and a majority of the members of the Board of the surviving entity and of the Board of Directors of such entity’s parent corporation, if any, are former members of the Board of QNB or Bank. A change of control also includes the acquisition by a person or group of beneficial ownership of 25% of more of the voting securities of QNB or the Bank. It also includes a situation where, during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of QNB or the Bank cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

In the event of involuntary termination of Mr. Krevolin or Mr. Orzehoski’s employment (other than for cause) within three years of a change in control of QNB or the Bank, Mr. Krevolin will receive a lump sum payment equal to two times his average annual compensation over the five years prior to his termination of employment and Mr. Orzehoski will receive a lump sum payment equal to his average annual compensation over the five years prior to his termination of employment.  The agreements further provide that, if these lump sum payments, when added to all other amounts or benefits provided to or on behalf of Mr. Krevolin and Mr. Orzehoski in connection with their termination of employment, would result in the imposition of an excise tax under Section 4999 of the Internal Revenue Code, such payment would be reduced to the extent necessary to avoid such excise tax. The determination of any reduction in the lump sum payments pursuant to the foregoing provisions will be made by QNB’s independent registered public accounting firm.

DIRECTOR COMPENSATION

The following table is an illustration of compensation earned by non-employee directors for the year ended December 31, 2013. Each director of QNB is also a member of the Bank’s Board of Directors.

Fees Earned or
Name and Position	or Paid in Cash
($)
Autumn R. Bayles	20,525
Thomas J. Bisko	22,800
Kenneth F. Brown, Jr.	25,950
Dennis Helf	47,550
G. Arden Link	18,475
Charles M. Meredith, III	7,075
Anna Mae Papso	26,400
Gary S. Parzych	25,500
Bonnie L. Rankin	2,800
Henry L. Rosenberger	19,550
Edgar L. Stauffer	20,575

Compensation for Mr. Meredith and Ms. Rankin represents fees paid for meetings attended until their retirement in May 2014.

During 2014, directors, with the exception of Mr. Freeman, will receive an annual fee of $8,500. The Chairman of the Board will receive additional compensation of $15,000. In addition, each director will receive a fee of $700 for each Bank Board meeting attended. Directors are not reimbursed for QNB Board meetings. Members of the committees of the Board of Directors will receive $325 for each committee meeting attended, provided the committee meeting was not held as part of a scheduled Board meeting. The Chairperson of the Audit Committee will receive additional compensation of $3,000. In addition, the Chairman of the Compensation Committee will receive additional compensation of $750 and the Chairman of the Building Committee will receive additional compensation of $750.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2014

Independent Registered Public Accounting Firm

Our Board’s Audit Committee is comprised entirely of directors who are independent pursuant to the rules adopted by the Securities and Exchange Commission (SEC) and the corporate governance standards promulgated by the NASDAQ Stock Market. Among other things, the Board has determined that each member has a general understanding of finance and accounting practices. The Board made these determinations in its business judgment, based on its interpretation of the Nasdaq Stock Market’s requirements for audit committee members.

Under the Audit Committee’s charter, the Committee is responsible for selecting QNB’s independent registered public accounting firm. The Committee evaluates and monitors the auditors’ qualifications, performance and independence. You can learn more about the committee’s responsibilities with respect to the independent registered public accounting firm in the Committee’s charter, which is available on QNB’s website at www.qnbbank.com  under “Governance Documents”.

Based on the recommendation of the Audit Committee, the Board unanimously recommends that shareholders vote to ratify the Audit Committee’s selection of ParenteBeard LLC as QNB’s independent registered public accounting firm for 2014.

Representatives of ParenteBeard LLC will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire. They will also be available to respond to appropriate questions presented at the Annual Meeting.

Voting Requirements

The affirmative vote of a majority of the votes cast at the meeting, assuming the presence of a quorum, is required for the adoption of this Proposal.

In the event that the shareholders do not ratify the selection of ParenteBeard LLC, the selection of QNB’s independent registered public accounting firm will be reconsidered by the Audit Committee. The Committee will be under no obligation, however, to select a new independent registered public accounting firm. If the Committee does select a new independent registered public accounting firm for 2014, we will not seek shareholder ratification of the new independent registered public accounting firm selected by the Committee.

RECOMMENDATION

THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND THAT YOU VOTE “FOR”

THE RATIFICATION OF THE APPOINTMENT OF PARENTEBEARD LLC AS QNB’S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2014.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

QNB and the Bank have not entered into any material transactions, proposed or consummated, with any director or executive officer, or any 5% security holder, of QNB or the Bank, or any associate of the foregoing persons, with the exception of that disclosed below. QNB and the Bank have engaged in and intend to continue to engage in banking and financial transactions in the ordinary course of business with directors and officers of QNB and the Bank and their associates on comparable terms with similar interest rates as those prevailing from time to time for other bank customers. The Bank makes loans to its officers and directors, as well as their immediate families and companies, in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not related to the Bank, and these loans did not involve more than the normal risk of collection or present other unfavorable features. The aggregate amount of indebtedness outstanding as of the latest practicable date, March 31, 2014, to the above described group was $2,785,000.

SHAREHOLDER COMMUNICATIONS

The Board of Directors does not have a formal process for shareholders to send communications to the Board. Due to the infrequency of shareholder communications to the Board of Directors, the Board does not believe that a formal process is necessary. Written communications received by QNB from shareholders are shared with the full Board no later than the next regularly scheduled Board meeting. Written communication should be mailed to the CEO at the Corporation's offices at P.O. Box 9005, Quakertown, PA 18951.

NOMINATIONS AND SHAREHOLDER PROPOSALS

Nominations of individuals for election to the Board of Directors may be made by any shareholder if made in writing and delivered or mailed to the CEO of QNB, not less than 45 days or more than 60 days prior to any shareholder meeting called for the election of directors; provided, however, that if less than 21 days notice of the meeting is given to shareholders, the nomination shall be mailed or delivered to the CEO of QNB not later than the close of business on the 7th day following the day on which the notice of the meeting was mailed. The notification must contain the following information to the extent known to the notifying shareholder:

(a)	the name and address of each proposed nominee;
(b)	the principal occupation of each proposed nominee;
(c)	the total number of shares of QNB common stock that will be voted for each proposed nominee;
(d)	the name and residential address of the notifying shareholder; and
(e)	the number of shares of QNB common stock owned by the notifying shareholder.

Nominations not made in accordance with these provisions may be disregarded by the Chairman at the annual meeting.

If you wish to include a proposal in the Proxy Statement for the 2015 Annual Meeting of Shareholders under applicable SEC rules, your written proposal must be received by the Corporation no later than December 16, 2014. The proposal should be mailed by certified mail, return receipt requested, and must comply in all respects with applicable rules and regulations of the SEC, the laws of the State of Pennsylvania, and the Corporation’s Bylaws. Shareholder proposals may be mailed to the Secretary of QNB, QNB Corp., P.O. Box 9005, Quakertown, PA 18951-9005.

The rules of the SEC provide that, if the Corporation does not receive notice of a shareholder proposal at least 45 days prior to the first anniversary of the date of mailing of the prior year’s proxy statement, then the Corporation will be permitted to use its discretionary voting authority when the proposal is raised at the annual meeting. The deadline for these proposals for the year 2015 annual meeting is March 1, 2015. If a shareholder gives notice of such a proposal after this deadline, the Corporation’s proxy holders will be allowed to use their discretionary authority to vote against the shareholder proposal when and if the proposal is raised at our 2015 Annual Meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires QNB's officers and directors and persons who own more than 10% of QNB's common stock to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% owners are required by SEC regulations to furnish QNB with copies of all Section 16(a) forms they file.

To the Board of Directors’ knowledge, based solely on review of the copies of such reports furnished to QNB during fiscal year ended December 31, 2013, all Section 16(a) filing requirements applicable to its executive officers and directors were complied with, except for David W. Freeman, Bret H. Krevolin, Jennifer L. Frost, Scott G. Orzehoski and Dale A. Wentz who each inadvertently filed one form late relating to one transaction.

OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than those matters described in the proxy statement and the accompanying notice of annual meeting. However, if any other matters should properly come before the annual meeting, it is intended that the proxies hereby solicited will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies or the recommendation of the Board of Directors.

If there are not sufficient votes for approval of any of the matters to be acted upon at the annual meeting, the annual meeting may be adjourned to permit the further solicitation of proxies.

MISCELLANEOUS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the QNB’s Proxy Statement may have been sent to multiple shareholders in your household. QNB will promptly deliver a separate copy of the document to you if you request one by writing or calling as follows: Jean Scholl at QNB Corp., P.O. Box 9005, Quakertown, PA 18951-9005, telephone (215) 538-5600. If you want to receive separate copies of the proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

UPON REQUEST OF ANY SHAREHOLDER, A COPY OF THE CORPORATION’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2013, INCLUDING A LIST OF THE EXHIBITS THERETO, REQUIRED TO BE FILED WITH THE SEC PURSUANT TO RULE 13a-1 UNDER THE EXCHANGE ACT MAY BE OBTAINED, WITHOUT CHARGE, BY WRITING TO THE CORPORATION’S ASSISTANT SECRETARY AT QNB CORP., P.O. BOX 9005, QUAKERTOWN, PA 18951-9005.

REVOCABLE PROXY
QNB Corp.

QNB CORP MEETING OF SHAREHOLDERS
MAY 27, 2014
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned hereby appoints Norman L. Baringer, Donald T. Knauss and Philip D. Miller, and each of them, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of QNB Corp. common stock that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the offices of QNB Bank, 320 West Broad Street, Quakertown, PA 18951 at 11:00 a.m., eastern time on Tuesday, May 27, 2014, and any adjournment or postponement thereof.

Mark here if you plan to attend the meeting. ☐

Mark here for address change. ☐

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FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

X **PLEASE MARK VOTES AS IN THIS EXAMPLE**

1. Election of Class II Directors to serve a term of three years and until their successors are elected.

	For	With-held
Kenneth F. Brown, Jr.	☐	☐
Anna Mae Papso	☐	☐
Henry L. Rosenberger	☐	☐
W. Randall Stauffer	☐	☐

For	Against	Abstain
☐	☐	☐

3. In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement of the Meeting.

The Board of Directors recommends a vote "FOR" on all proposals.

This proxy will be voted as directed. In absence of a contrary direction, the shares represented by this proxy shall be voted FOR all nominees listed above and FOR the appointment of ParenteBeard LLC as QNB's independent registered public accounting firm for 2014. If any other business is properly presented at the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

Please be sure to date and sign this proxy card in the box below.

Date

Sign above ——————— Co-holder (if any) sign above

Please sign exactly as name appears on this proxy card. When signing as an attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.

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